Exhibit 99.1

Investor Contact:	Media Contact:
Amanda Bryant, 312.780.5539	Franziska Weber, 312.780.6106
amanda.bryant@hyatt.com	franziska.weber@hyatt.com

HYATT UPDATES 2020 OUTLOOK DUE TO EVOLVING COVID-19 IMPACT

CHICAGO (March 2, 2020) – Hyatt Hotels Corporation (NYSE: H) today announced it is withdrawing its previously announced 2020 outlook and earnings sensitivity based on Greater China RevPAR due to the impact on travel demand outside of Greater China, in part as a result of new corporate travel restrictions in North America and Europe, as well as near-term cancellations outside of Greater China, as a result of the COVID-19 outbreak.

Mark S. Hoplamazian, president and chief executive officer, said, “We are very proud of what our colleagues in the Hyatt family are doing to provide care for our guests, customers, hotel owners, and the communities in which our hotels operate, as the impact of COVID-19 continues to be felt in an increasing number of communities around the world. It is in these types of circumstances that our purpose – to care for people so they can be their best – has the greatest impact.”

“This is an evolving situation, and our ability to assess the financial impact of COVID-19 on our business continues to be limited due to quickly changing circumstances and uncertain consumer demand for travel. The 2020 outlook we provided with our fourth quarter earnings announcement was clearly stated as our base case excluding the impact of COVID-19. Since then, we have continued to monitor the situation and, while we remain unable at this time to quantify the full-year impact on our financial results, we believe it is appropriate to withdraw our previously announced 2020 outlook and earnings sensitivity based on Greater China RevPAR. Over the past week, we have seen the outbreak spread beyond Greater China as well as temporary travel restrictions imposed by many companies, resulting in a decrease in near-term transient bookings and an increase in near-term group cancellations in North America and Europe that will impact our full-year outlook and earnings sensitivity. We continue to closely monitor the situation, and plan to provide more information during our first quarter earnings call based on the information we have available at that time.”

“We are confident in the resilience and capabilities of our teams to manage through the challenges our industry faces. We continue to care for our colleagues, guests, customers, hotel owners, and the communities in which our hotels operate that have been affected by this public health issue. Our thoughts remain with the individuals and communities affected across the world as the public health response to COVID-19 continues.”

About Hyatt Hotels Corporation

Hyatt Hotels Corporation, headquartered in Chicago, is a leading global hospitality company with a portfolio of 20 premier brands. As of December 31, 2019, the Company’s portfolio included more than 900 hotel, all-inclusive, and wellness resort properties in 65 countries across six continents. The Company’s purpose to care for people so they can be their best informs its business decisions and growth strategy and is intended to attract and retain top colleagues, build relationships with guests and create value for shareholders. The Company’s subsidiaries develop, own, operate, manage, franchise, license or provide services to hotels, resorts, branded residences, vacation ownership properties, and fitness and spa locations, including under the Park Hyatt®, Miraval®, Grand Hyatt®, Alila®, Andaz®, The Unbound Collection by Hyatt®, Destination®, Hyatt Regency®, Hyatt®, Hyatt Ziva™, Hyatt Zilara™, Thompson Hotels®, Hyatt Centric®, Caption by Hyatt, Joie de Vivre®, Hyatt House®, Hyatt Place®, tommie™, Hyatt Residence Club® and Exhale® brand names, and operates the World of Hyatt® loyalty program that provides distinct benefits and exclusive experiences to its valued members. For more information, please visit www.hyatt.com.

FORWARD-LOOKING STATEMENTS

Forward-Looking Statements in this press release, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about our 2020 outlook, plans, strategies, business conditions, business trends and expectations, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the effects of the Covid-19 outbreak, including on the demand for travel, transient and group business, and levels of consumer confidence in the safety of travel as a result of the outbreak; the length of the Covid-19 outbreak and severity of such outbreak across the globe; the pace of recovery following the Covid-19 outbreak; general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth; the rate and the pace of economic recovery following economic downturns; levels of spending in business and leisure segments as well as consumer confidence; declines in occupancy and average daily rate; limited visibility with respect to future bookings; loss of key personnel; domestic and international political and geo-political conditions, including political or civil unrest or changes in trade policy; hostilities, or fear of hostilities, including future terrorist attacks, that affect travel; travel-related accidents; natural or man-made disasters such as earthquakes, tsunamis, tornadoes, hurricanes, floods, wildfires, oil spills, nuclear incidents, and global outbreaks of pandemics or contagious diseases or fear of such outbreaks; such as the recent Covid-19 outbreak; our ability to successfully achieve certain levels of operating profits at hotels that have performance tests or guarantees in favor of our third-party owners; the impact of hotel renovations and redevelopments; risks associated with our capital allocation plans and common stock repurchase program and other forms of shareholder capital return, including the risk that our common stock repurchase program could increase volatility and fail to enhance shareholder value; our intention to pay a quarterly cash dividend and the amounts thereof, if any; the seasonal and cyclical nature of the real estate and hospitality businesses; changes in distribution arrangements, such as through internet travel intermediaries; changes in the tastes and preferences of our customers; relationships with colleagues and labor unions and changes in labor laws; the financial condition of, and our relationships with, third-party property owners, franchisees, and hospitality venture partners; the possible inability of third-party owners, franchisees, or development partners to access capital necessary to fund current operations or implement our plans for growth; risks associated with potential acquisitions and dispositions and the introduction of new brand concepts; the timing of acquisitions and dispositions, and our ability to successfully integrate completed acquisitions with existing operations; failure to successfully complete proposed transactions (including the failure to satisfy closing conditions or obtain required approvals); our ability to successfully execute on our strategy to expand our management and franchising business while at the same time reducing our real estate asset base within targeted timeframes and at expected values; declines in the value of our real estate assets; unforeseen terminations of our management or franchise agreements; changes in federal, state, local, or foreign tax law; increases in interest rates and operating costs; foreign exchange rate fluctuations or currency restructurings; lack of acceptance of new brands or innovation; general volatility of the capital markets and our ability to access such markets; changes in the competitive environment in our industry, including as a result of industry consolidation, and the markets where we operate; our ability to successfully grow the World of Hyatt loyalty program; cyber incidents and information technology failures; outcomes of legal or administrative proceedings; violations of regulations or laws related to our franchising business; and other risks discussed in the Company’s filings with the SEC, including our annual report on Form 10-K, which filings are available from the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this press release. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.